Related party transactions (Tables)	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Income expenses and receivables payables from related party
Net expenses (income) with Seadrill:

(In US$ millions)	2013	2012	2011
Management and administrative fees (a) and (b)	47.1	27.5	22.7
Rig operating costs (c)	16.5	23.7	17.1
Insurance premiums (d)	21.8	17.3	15.5
Interest expense (e)	87.7	65.5	58.1
Commitment fee (f)	4.5	—	—
Derivative (gains) / losses (e)	(49.9)	32.9	85.6
Bareboat charters (h)	(4.9)	—	—
Other revenues due to West Polaris (i)	(5.8)	(19.1)	—
Operating expenses for West Polaris (i)	5.5	18.3	—
Total	122.5	166.1	199.0

Receivables (payables) from related parties:

(In US$ millions)	2013	2012
Trading balances due to Seadrill and subsidiaries (j)	(292.1)	(122.2)
Trading balances due from Seadrill and subsidiaries (j)	248.3	39.6
Revolving credit facility with Seadrill (f)	(125.9)	—
Rig financing agreements with Seadrill (g)	(1,825.2)	(2,076.0)
Vendor financing loan agreement with Seadrill (k)	(109.5)	—
Discount notes with Seadrill (l)	(299.9)	—

(a)
Management and administrative service agreements – In connection with the IPO, OPCO entered into a management and administrative services agreement with Seadrill Management a wholly owned subsidiary of Seadrill, pursuant to which Seadrill Management provides the Company certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee equal to 5% of Seadrill Management’s costs and expenses incurred in connection with providing these services. The agreement has an initial term for 5 years and can be terminated by provided 90 days written notice.

(b)
Technical and administrative service agreement – In connection with the IPO, OPCO entered into certain advisory, technical and/or administrative services agreements with subsidiaries of Seadrill. The services provided by Seadrill’s subsidiaries are charged at cost plus service fee equal to approximately 5% of Seadrill’s costs and expenses incurred in connection with providing these services.

(c)	Rig operating costs – relates to rig operating costs charged by Seadrill in relation to costs incurred on behalf of the West Vencedor.

(d)	Insurance premiums – the Company’s drilling units are insured by a Seadrill company and the insurance premiums incurred are recharged to the Company.

(e)
Interest expense and loss on derivatives – prior to entering the Rig Financing Agreements these costs were allocated to the Company from Seadrill based on the Company’s debt as a percentage of Seadrill’s overall debt. Upon entering the Rig Financing Agreements with Seadrill, the costs and expenses have been incurred by the Company.

(f)
$300 million revolving credit facility – In October 2012 the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of five years and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance. At December 31, 2012 the facility remained undrawn. During 2013 the Company drew down $169.6 million on the revolving credit facility and repaid $43.7 million. The outstanding balance as at December 31, 2013 was 125.9 million.

(g)
Rig Financing Agreements – See note 12 for details of the Rig Financing Agreements. Under the agreements each rig owning subsidiary makes payments of principal and interest directly to the lenders under each Rig Financing Agreement, at Seadrill’s direction and on its behalf, corresponding to payments of principal and interest due under each Rig Financing Agreement that are allocable to each rig.

(h)
West Aquarius bareboat charter – In connection with the transfer of the West Aquarius operations to Canada, the West Aquarius drilling contract was assigned to Seadrill Canada Ltd., a wholly owned subsidiary of OPCO, necessitating certain changes to the related party contractual arrangements relating to the West Aquarius. Seadrill China Operations Ltd, the owner of the West Aquarius and a wholly-owned subsidiary of OPCO, had previously entered into a bareboat charter arrangement with Seadrill Offshore AS, a wholly-owned subsidiary of Seadrill, providing Seadrill Offshore AS with the right to use the West Aquarius. In October 2012, this bareboat charter arrangement was replaced with a new bareboat charter between Seadrill China Operations Ltd and Seadrill Offshore AS, and at the same time, Seadrill Offshore AS entered into a bareboat charter arrangement providing Seadrill Canada Ltd. with the right to use the West Aquarius in order to perform its obligations under the drilling contract described above. For 2013, the net effect to OPCO is an expense of $4.9 million.

(i)
Other revenues and expenses - During the year ended December 31, 2013 the Company earned other revenues within the Company's Nigerian service company of $5.8 million (2012: $19.1 million) relating to certain services, including the provision of onshore and offshore personnel, which the Company provided to Seadrill’s West Polaris drilling rig that was operating in Nigeria during that period. Related operating expenses were $5.5 million (2012: $18.3 million).

(j)
Trading balances – Receivables and payables with Seadrill and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services, as well as, accrued interest. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill and its subsidiaries are unsecured, bear an interest at a rate equal to LIBOR plus approximately 4% per annum, and are intended to be settled in the ordinary course of business.

(k)
$109.5 million Vendor financing loan - On May 17, 2013, the Company borrowed from Seadrill $109.5 million as vendor financing to fund the acquisition of the T-15. The loan bears interest at a rate of LIBOR plus a margin of 5.00% and matures in May 2016.

(l)	Discount loan notes:
$229.9 million discount note - On December 13, 2013, as part of the acquisition of the West Sirius, Seadrill Capricorn Holdings issued a zero coupon discount note from Seadrill for $229.9 million. The note is repayable in June 2015 and upon maturity, Seadrill Capricorn Holdings will pay $238.5 million to Seadrill.
$70.0 million discount note - On December 13, 2013, as part of the acquisition of the West Sirius, the Company issued a zero coupon discount note from Seadrill for $70.0 million. The note is repayable in June 2015 and upon maturity, the Company will pay $72.6 million to Seadrill.